UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015

SIGNPATH PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-158474	20-5079533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway, Suite 100, Center Valley, PA 18034
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 538-9996

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Increase in shares and options available under Stock Option Plan

In an action by consent on September 4, 2015, a majority of the shareholders of SignPath Pharma, Inc. (the “Company”) approved an increase in the number of shares and options available under the Company’s 2009 Employee Stock Incentive Plan (the “Plan”). There are now 3,000,000 options and shares authorized under the Plan with 1,665,000 issued and 1,335,000 available for issuance as of the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNPATH PHARMA INC.

Dated: September 10, 2015	By:	/s/ Lawrence Helson
Name: Lawrence Helson, M.D.
Title: Chief Executive Officer